US-Based, Industry-Leading Gold Ownership Per Share NYSE MKT: PZG March 2017 Exhibit 99.1

This Presentation contains “forward-looking statements” within the meaning of applicable securities laws relating to Paramount Gold Nevada Corp. (“Paramount”, “we”, “us”, “our”, or the “Company”) which represent our current expectations or beliefs including, but not limited to, statements concerning our operations, performance, and financial condition. These statements by their nature involve substantial risks and uncertainties, credit losses, dependence on management and key personnel, variability of quarterly results, and our ability to continue growth. Statements in this presentation regarding planned drilling activities and any other statements about Paramount’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. For this purpose, any statements contained in this presentation that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “anticipate”, “intend”, “could”, “estimate”, or “continue” or the negative or other comparable terminology are intended to identify forward-looking statements. Other matters such as our growth strategy and competition are beyond our control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Cautionary Note to U.S. Investors - All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the Securities and Exchange Commission (“SEC”) Industry Guide 7. Canadian and Guide 7 standards are substantially different. The SEC permits mining companies, in their filings, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this document, such as "reserves," "resources," "geologic resources," "proven," "probable," "measured," "indicated," and "inferred," which are not recognized under Industry Guide 7. U.S. Investors should be aware that the issuer has no "reserves" as defined by Industry Guide 7 and are cautioned not to assume that any part or all of mineral resources will be confirmed or converted into Industry Guide 7 compliant "reserves". Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute Industry Guide 7 "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. Mineral resources that are not mineral reserves do not have demonstrated economic viability. FORWARD LOOKING STATEMENTS paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV Why U.S.Only? Nevada Oregon Favorable Permitting Processes Pro-Growth Federal Policies Low Risk Jurisdiction Supportive Skills and Physical Infrastructure

paramountnevada.com | @ParamountNV Low Risk Advanced Stage Projects District Scale Land Packages in Non-Sensitive Areas Extensively Engineered to De-Risk ( eg . met tests) Exploration Upside to Add Value Demonstrated Economic Viability (Completed PEA’s) Significant M&I Resources in Place

paramountnevada.com | @ParamountNV Industry-leading Gold Ownership Per Share: 0.47 AuEq. Oz per Share Projects That Work with a Low Gold Price Outstanding Leverage to a Higher Gold Price High Grade Grassy Mountain Gold Project has Robust Economics (5.32g/T Au) Over 6 million ounces of contained AuEq at Sleeper Gold Project

Grassy Mountain (GM): IDEAL LOCATION paramountnevada.com | @ParamountNV 9,300 acres (3,763 hectares) in Eastern, OR Nevada like desert Proximity to multiple cities Skilled personnel Accommodations No human habitation to disturb No protected species of vegetation or wildlife Vale Boise Winnemucca GRASSY Sleeper

paramountnevada.com | @ParamountNV Tonnes (000’s) Au Grade (g/T) Au Ounces Ag Grade (g/T) Ag Ounces Global Resource 68,693 0.82 1,653,000 2.25 4,976,000 PEA UG Resource 3,245 5.32 511,000 8.9 843,000 GM Mineralized Material (M&I) ACQUIRED FOR $9.90 PER OUNCE OF GOLD EQ, WELL DEFINED 99% M&I Resource 238 Drill Holes

paramountnevada.com | @ParamountNV GM: District Scale Has Room for Growth Deposit located on private land

paramountnevada.com | @ParamountNV GM High Grade Under Ground Core High grade core starts 200-300ft. below surface Lower grade envelope 50 ft. below surface Inexpensive to drill Ore body accessible by gently sloping ramp`

Gold Price (USD$) $ 1,300 Silver Price (USD$) $ 17.50 1,000 T/day Heap Leach Operation Avg. Annual Gold Production (ounces) 53,000 Avg. Annual Silver Production (ounces) 82,000 Pre-Production Capital Costs (L.O.M) $ 119.6 M ($140 M) Production Life (years) 9 Cash Cost per Au  Ounce (USD) $ 577 All-in Cost per Au Ounce (USD) $ 880 Pre-Tax  Post-Tax NPV at 10% Discount Rate (USD) $101 M $72 M IRR (Internal Rate of Return) 32.60% 27.0% Payback Period (years) 3.2 GM PEA Economics (July 2015, MMC Inc.) paramountnevada.com | @ParamountNV

Reduction in CapEx Process and infrastructure design by Ausenco Operational cost reduction Increased mining efficiency due to improved rock mechanics paramountnevada.com | @ParamountNV Major Economic Gains Likely in New PFS

paramountnevada.com | @ParamountNV Outstanding Gold Recoveries Extensive testing confirms best recovery option Proven low cost gravity separation with tail leach combination 100 Mesh Gravity Concentration 26 % Tail CIL Leach 95.8% Total Au Recovery 97%

Plan to Enhance GM Value: Complete PFS and Permitting $6M projected budget through to permitting A PLANNED PATH FROM ACQUISITION TO CONSTRUCTION

PFS Completion EARLY 2018 EM Strategies PZG ENVIRONMENTAL COORDINATOR MDA - PFS Lead (Resource, Mining, Economics) PROJECT MANAGER SFP Water (Hydrology , SPF Flow Modeling, Monitoring Wells) AUSENCO (Metallurgy, Process & Infrastructure design) Community Relations GOLDER (Geo-tech mine & facility, Tailings design) BLM DOGAMI DRILLING, MODELING, & EXPLORATION EIS (HDR) TRT DOJ DEQ-WL HSEC (CORPORATE RESPONSILITY) OWNER PZG- CALICO

24 drill holes remaining (5 completed) OBJECTIVES: Further define and expand high grade zone Obtain material for PFS level met-testing Geotechnical data for rock stability Obtain hydrological data Expected completion Q2 2017 paramountnevada.com | @ParamountNV PFS Drill Program

paramountnevada.com | @ParamountNV Drilling Finds More High Grade Assays released Jan 30th from first 4 holes of current program GM 16-02 intersected 43m of 47.51g/T gold and 12.7 g/T silver, well above grade predicted by PEA model Intercept included 1.5m of 1,090 g/T gold

paramountnevada.com | @ParamountNV PZG/Regulators Sign MOU Governing Harmonized Permitting Process STATE FEDERAL COUNTY DIV 33 (EXPLORATION) NOI (12) EXPL NOTICE (<5 ACRE) PLAN OF OPERATION Zoning/Land Use EIS DIV 37/43 (CHEM MIN PROCESS) MOU SETS OBJECTIVES PROCEDURES, ELIMINATES POSSIBLE DUPLICATION ON FEDERAL AND STATE PERMITTING

paramountnevada.com | @ParamountNV Permitting Is Well Advanced and Defined Environmental Baseline Studies Initial Plan of Operations Submitted TRT Permission received to Commence PFS Drilling TRT Permission received for Installation of Deep Monitoring Wells EIS Contractor Selected by BLM Executed MOU with BLM, State Regulators and EIS Contractor Amended Notice of Intent (Expanded Permit Area) Baseline Studies in Expanded Permit Area Foundation Geotech & Borrow Area Work Plans Submit Revised Plan of Operation BLM Initiate EIS Submit Consolidated Mining Permit Application (State)

Exploration Upside Confirmed by Historical Drilling

paramountnevada.com | @ParamountNV Exploration Upside: Wood Target Has Sinter Cap Similar to GM 1 mile Wood sinter GM

Exploration Upside: Wood Target Has Similar Resistivity Signature to GM GM Wood Sinter

Assay results from drilling now in progress Commencement of EIS Completion of PFS Updated Resource Estimation & Conversion to Reserves Commencement of the Consolidated Permit Application paramountnevada.com | @ParamountNV GM Catalysts in 2017

Sleeper Gold Project 100% ownership of former high grade open pit gold producer AMAX Gold produced 1.7 million ounces of gold from 1986-96 Large, near surface, low grade resource with excellent exploration potential Large land position (15,500 hectares) and valuable infrastructure (Access by major roadways, water rights owned, electrical power on site) paramountnevada.com | @ParamountNV

Vale Boise Winnemucca Grasssy SLEEPER The Sleeper Gold Project paramountnevada.com | @ParamountNV Tonnes (000’s) Gold Grade (g/T) Gold (000’s of ounces) Measured 200,500 0.39 2,488 Indicated 93,900 0.31 933 M&I 294,400 0.36 3,421 Inferred 241,800 0.32 2,472 Silver M&I resource of 30.7M ozs. and inferred of 15M ozs. Annual holding costs of $400,000—a low cost option on over 6 million ounces of AuEq

Gold Price (USD$) $ 1,250 Silver Price (USD$) $ 16 30,000 T/Day Heap Leach Operation Average Annual Gold Production (ounces) 83,500 Average Annual Silver Production (ounces) 82,500 Pre-Production Capital Costs (L.O.M) $ 175 M ($259 M) Production Life (Payback) 9yrs (3.5yrs) Cash Cost per Au  Ounce (USD) $ 529 All-in Cost per Au Ounce (USD) $ 869 Pre-Tax  Post-Tax NPV at 5% Discount Rate (USD) $201.8 M $126 M IRR (Internal Rate of Return) 28.4% 20.0 % Gold and silver recoveries of 73.6% & 14.6% respectively PEA Economics (December 2015, MMC Inc.) paramountnevada.com | @ParamountNV

paramountnevada.com | @ParamountNV Sleeper Sensitivity Analysis GOLD PRICE ($) NPV ($US M) 10% NPV ($US M) 5% IRR (%) 1,300 $89.8 $147.0 22 1,400 $125.3 $189.3 27 1,500 $160.7 $231.6 31 1,600 $196.2 $273.9 36 1,700 $231.6 $316.2 40 1,800 $267.1 $358.5 44 1,900 $302.5 $400.8 48

Two advanced stage gold projects in the US Short term opportunity to permit Grassy Mountain and advance to production Opportunity to leverage higher gold prices with large resource at Sleeper Current PZG EV/resource ounce highly undervalued at $4 Conclusion: Low risk with high leverage and strong upside to the gold price Paramount Recap paramountnevada.com | @ParamountNV

Stock Exchange and Symbol NYSE MKT: PZG Cash Position $1.8M (As at December 31, 2016) Cash from Equity Financing $3.66M (Closed Feb. 14, 2017) Debt Nil Share Price $1.63 (As at March 24, 2017) Shares Outstanding 17,779,054 (As at February 14, 2017) Options& Warrants Outstanding 2,090,000 Market Capitalization ~$29 Million Average Daily Volume (3 months) 60,883 (As March 24, 2017) paramountnevada.com | @ParamountNV Corporate Overview Strategic Shareholders: FCMI Financial Corp and Seabridge Gold Inc. Combined ownership of ~ 26%

paramountnevada.com | @ParamountNV Performance vs GLD

paramountnevada.com | @ParamountNV Project Comparables

paramountnevada.com | @ParamountNV Company Comparables

Experienced Team paramountnevada.com | @ParamountNV Glen van Treek (President & CEO, Director) 25+ years of experience in all stages of the mining life cycle … from junior exploration to major producers Carlo Buffone (CFO) 20+ years in senior financial management roles including buy and sell side M&A experience Nancy Wolverson (Project Manager) VP Exploration & COO of Paramount Gold & Silver Corp. from 2011 through the merger with Coeur Mining in April 2015 30+ years of experience in mineral exploration and development throughout the U.S and internationally From 2011 through 2015 she held the same position at Paramount Gold & Silver Corp. Christos Theodossiou (Director – Corporate Communications) 10+ years of investor relations experience in the junior exploration sector With Paramount Gold and Silver Corp. from inception in 2005 through its acquisition in 2015 CFO of Paramount Gold & Silver Corp. from 2010 through acquisition

Professional Governance By Directors paramountnevada.com | @ParamountNV David Smith Eliseo Gonzalez-Urien John Carden Vice President Finance and CFO of Seabridge Gold since 2007 Professional Geologist Extensive international experience spans a wide array of industries with a particular emphasis on mining 35+ yrs. experience in exploration management, teaching and research Over 20 years of mineral industry & public accounting experience Exploration Geologist with 30+ yrs. of experience Formerly VP and CFO of both Finning International and Ballard Power Systems, &16 yrs. experience with Sr. gold Co’s Pierre Pelletier Environmental Engineer and Qualified Person under National Instrument NI 43-101 Rudi P Fronk (Chairman) 30+ years experience in the gold sector primarily as a senior officer and director In 1999, he Co-founded Seabridge Gold, a US$500 million market cap company Former VP Exploration with Placer Dome, and Director of Seabridge Gold Christopher Reynolds 20+ yrs of experience spanning the operational, technical & financial aspects of the environmental consulting industry managing complex environmental and social impact projects